UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2020

cbdMD, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	001-38299	47-3414576
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Boulevard, Charlotte, NC 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060 not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	YCBD	NYSE American
8.0% Series A Cumulative Convertible Preferred Stock	YCBDpA	NYSE American

Item 2.02	Results of Operations and Financial Condition.

On October 14, 2020, cbdMD, Inc. (the “Company”) announced it expected its net sales revenue for the fiscal year ended September 30, 2020 (“fiscal 2020”) to range between $41.7 million and $41.8 million. The Company also expects and that its operating loss for the fiscal 2020 will range from $17.5 million to $17.9 million, of which approximately $2.8 million will be attributable one-time operating expense adjustments for accruals related to final adjustments to sponsorship agreements, patent and trademark work, bonuses, severance, and IT contracts as well as inventory impairments, adjustment in non-cash compensation items and write downs of aged receivables. These total net sales and operating loss ranges are preliminary estimates, based upon calculation or figures that have been prepared internally by the Company’s management and have not been reviewed by its independent registered public accounting firm and may change upon completion of its audit. There can be no assurance that the Company’s actual results for fiscal 2020 will not differ from the preliminary financial data presented in this report and such changes could be material. This preliminary financial data should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future period. The Company’s audited consolidated financial statements for fiscal 2020 will be contained in its Annual Report on Form 10-K for the year ended September 30, 2020 to be filed with the SEC.

The information appearing in Item 7.01 of this report is hereby incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

A copy of the investor presentation made available to investors in connection with the offering process for shares of its 8.0% Series A Cumulative Convertible Preferred Stock has been filed by the Company as a free writing prospectus pursuant to Rule 433 to the Company's preliminary prospectus supplement dated December 2, 2020 to its Registration Statement on Form S-3 (Registration No. 333-228773), and is incorporated herein by reference as Exhibit 99.1 hereto.

The information in Items 2.02 and 7.01 hereof and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01
Financial Statements and Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

99.1	Investor Presentation dated December 2, 2020				Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, INC.

Date: December 2, 2020	By:	/s/ Ronan Kennedy
Ronan Kennedy, Chief Financial Officer